UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act Of 1934


       Date of Report (Date of Earliest Event Reported): February 8, 2005


                           THE PHOENIX COMPANIES, INC.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                                  1-16517                                 06-1599088
-------------------------------------      -----------------------------------      ----------------------------------
    (State or Other Jurisdiction                (Commission File Number)                      (IRS Employer
         of Incorporation)                                                                 Identification No.)


               One American Row, Hartford, CT                                         06102-5056
--------------------------------------------------------------     ---------------------------------------------------
          (Address of Principal Executive Offices)                                    (Zip Code)


         Registrant's telephone number, including area code:                             (860) 403-5000
                                                                            ------------------------------------------

Item 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On February 8, 2005, The Phoenix Companies, Inc. made available on its website its Financial Supplement for the quarter ended December 31, 2004. This is furnished as Exhibit 99.1 hereto.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits

                  The following exhibit is furnished herewith:

                  Exhibit 99.1 The Phoenix Companies, Inc. Financial Supplement for the quarter ended December 31, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE PHOENIX COMPANIES, INC.


Date: February 11, 2005         By:  /s/ Scott R. Lindquist
                                     ----------------------------------------
                                     Name:  Scott R. Lindquist

                                     Title: Senior Vice President and Chief
                                            Accounting Officer